UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 24, 2013

Federal Home Loan Mortgage Corporation

(Exact name of registrant as specified in its charter)

Freddie Mac

Federally chartered corporation	001-34139	52-0904874
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 Jones Branch Drive McLean, Virginia	22102-3110
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 903-2000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 24, 2013, Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation) received a directive from the Federal Housing Finance Agency (“FHFA”), the company’s conservator, to terminate the company’s tax-qualified defined benefit plan and certain non-qualified retirement plans as discussed below. Participants in these plans include certain of our named executive officers.

FHFA has directed us to take the following actions:

•	Terminate, the Federal Home Loan Mortgage Corporation Employees’ Pension Plan (“Pension Plan”).

¡	There will be no accruals under the Pension Plan after December 31, 2013.
¡	Participants who have not yet commenced payments will be able to elect how distributions will be made;

•	Terminate the pension component of the Federal Home Loan Mortgage Corporation Supplemental Executive Retirement Plan (“SERP”).

¡	There will be no accruals under the pension component of the SERP after December 31, 2013.
¡	Participants will be paid out in a lump sum. These payments are expected to occur in October 2014; and

•	Terminate the pre-2005 Thrift/401(k) component of the SERP, effective December 31, 2013.

¡	Participants will be paid out in a lump sum. These payments are expected to occur in October 2014.

A description of the Pension Plan and SERP is included in our annual report on Form 10-K for the year ended December 31, 2012.

In connection with this FHFA directive, Freddie Mac amended the SERP effective October 24, 2013. The principal changes to the SERP under the amendment are discussed above. A copy of the amendment to the SERP is filed as Exhibit 10.1 to this Report on Form 8-K.

Additionally, on October 24, 2013 FHFA approved termination of the 2012 Executive Management Compensation Program for Virginia-Based Covered Officers, 2012 Executive Management Compensation Program for Non-Virginia-Based Covered Officers, 2013 Executive Management Compensation Program for Virginia-Based Covered Officers and 2013 Executive Management Compensation Program for Non-Virginia-Based Covered Officers (collectively, “EMCP Programs”). Participants in these programs include certain of our named executive officers. These programs are required to be terminated under Internal Revenue Service rules because of the termination of the pension component of the SERP. Amounts outstanding as of December 31, 2013 will be paid out according to the schedules applicable under the program document under which the amounts were awarded. A description of the EMCP Programs is included in our annual report on Form 10-K for the year ended December 31, 2012. Freddie Mac expects to establish replacement programs for Virginia-based and Non-Virginia-based Covered Officers (as defined in the EMCP Programs) for 2014.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is being filed as part of this Report on Form 8-K:

Exhibit Number	Description of Exhibit

10.1	Fifth Amendment to the Federal Home Loan Mortgage Corporation Supplemental Executive Retirement Plan (as Amended and Restated January 1, 2008)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL HOME LOAN MORTGAGE CORPORATION

By:	/s/ Donald H. Layton
Donald H. Layton
Chief Executive Officer

Date: October 25, 2013

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Fifth Amendment to the Federal Home Loan Mortgage Corporation Supplemental Executive Retirement Plan (as Amended and Restated January 1, 2008)